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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 17, 2001
                        (Date of earliest event reported)


                   INTERNATIONAL BUSINESS MACHINES CORPORATION
             (Exact name of registrant as specified in its charter)


          New York                      1-2360                   13-0871985
(State of Incorporation)        (Commission File Number)       (IRS employer
                                                            Identification No.)


                 ARMONK, NEW YORK                      10504
     (Address of principal executive offices)        (Zip Code)


                                  914-499-1900
                         (Registrant's telephone number)


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Item 5.  Other Events

     The registrant's press release dated January 17, 2001, regarding its financial results for the periods ended December 31, 2000, including unaudited consolidated financial statements for the periods ended December 31, 2000, is Attachment I of this Form 8-K.

     Attachment II of this Form 8-K is IBM's Chief Financial Officer John R. Joyce's fourth quarter earnings presentation to securities analysts on Wednesday, January 17, 2001.

     IBM's web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

    Attachment III of this Form 8-K is the By-laws of IBM as amended through January 1, 2001.




                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:   January 17, 2001


                                          By:  /s/ Mark Loughridge
                                               --------------------
                                                  (Mark Loughridge)
                                               Vice President and Controller